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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934{

DATE OF REPORT-JULY 9, 1999



                          SWISHER INTERNATIONAL, INC.
                        -------------------------------
                        (NAME OF SMALL BUSINESS ISSUER)

          NEVADA                      0-21282                    56-1541396
          ------                      -------                    ----------
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)       (I.R.S EMPLOYER
                                                             IDENTIFICATION NO.)


6849 FAIRVIEW ROAD, CHARLOTTE, NC                                28210
---------------------------------                          -----------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (704) 364-7707
                        --------------------------------
                          (ISSUER'S TELEPHONE NUMBER)

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ITEM 5.  OTHER EVENTS

         Effective June 29, 1999, Swisher International, Inc. (SWSH) extended until June 30, 2000, the Public Warrants of Swisher International, Inc., scheduled to expire effective June 30, 1999. The warrants may be exercised any time prior to 5:00 P.M. Eastern Time on June 30, 2000. There are currently 760,000 Public Warrants, exercisable to purchase one share of Common Stock for $7.80 per each two Public Warrants.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS

                  99.1     Press Release issued June 29, 1999.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SWISHER INTERNATIONAL, INC.


Date: July 9, 1999                              By /s/  Thomas W. Busch
                                                        ----------------
                                                        Thomas W. Busch
                                                        Chief Financial Officer